SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): November 22, 2002





                        DRIVETIME AUTOMOTIVE GROUP, INC.
                       (f/k/a UGLY DUCKLING CORPORATION)
             (Exact Name of Registrant as Specified in its Charter)




         Delaware                        000-20841                86-0721358
(State or other jurisdiction of   (Commission File Number)     (I.R.S Employer
incorporation or organization)                               Identification No.)


                           4020 E. Indian School Road
                             Phoenix, Arizona 85018
               (Address of Principal Executive Offices) (Zip Code)



                                 (602) 852-6600
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.  OTHER EVENTS

                  DRIVETIME REPORTS DELISTING OF DEBENTURES

PHOENIX - November 22, 2002 - DriveTime Automotive Group, Inc., formerly known as Ugly Duckling Corporation, the largest used car sales company focused exclusively on the sub-prime market, announced today that it has filed a request to withdraw its debentures from listing on the American Stock Exchange. The Company had previously reported in March of 2002 the completion of the merger of the Company into UDC Acquisition Corp., the final step in the going private transaction initiated last year by its chairman, Mr. Ernest Garcia II.

ITEM 7.  EXHIBITS

99.1 Press Release dated November 22, 2002.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                DRIVETIME AUTOMOTIVE GROUP, INC.


Date: November 22, 2002                         By: ____________________________
                                                   Jon D. Ehlinger
                                                   General Counsel and Secretary